Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Amendment No. 1 to the Annual Report on Form 10-K/A of Dura Automotive Systems, Inc. (the “Company”) for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence A. Denton, Chairman, President and Chief Executive Officer (Principal Executive Officer), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Lawrence A. Denton

Lawrence A. Denton
Chairman of the Board of Directors, President and Chief Executive Officer
(Principal Executive Officer)
December 20, 2007

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